UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 E. Geddes Avenue, Suite 500

Englewood, Colorado 80112

(Address of principal executive offices) (zip code)

(303) 846-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	Nasdaq (Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

Op Burgers Transaction

On June 11, 2026, Red Robin International, Inc., a Nevada corporation (“RRI”) and wholly owned subsidiary of Red Robin Gourmet Burgers, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Op Burgers APA”) with Op Burgers, LLC, a Delaware limited liability company (“Op Burgers”), pursuant to which RRI agreed to sell certain assets related to 69 company-owned Red Robin restaurants located across Indiana, Kentucky, Maryland, North Carolina, Ohio, Pennsylvania, South Carolina, and Virginia, and Op Burgers agreed to assume certain liabilities related to those restaurants, for an aggregate purchase price of $62.5 million in cash, subject to customary adjustments (the “Op Burgers Transaction”). The Op Burgers Transaction is subject to customary closing conditions, including the receipt of required landlord consents, the transfer of applicable liquor licenses, and the receipt of any required lender consent. RRI is targeting completion on or about July 17, 2026, subject to an outside closing date of October 19, 2026. Upon closing, Op Burgers will operate the restaurants as franchised Red Robin locations pursuant to long-term franchise agreements to be entered into between RRI and Op Burgers at closing.

Kuber Transaction

On June 11, 2026, RRI entered into an Asset Purchase Agreement (the “Kuber APA,” and together with the Op Burgers APA, the “Asset Purchase Agreements”) with Kuber Oregon, LLC, an Oregon limited liability company, and Kuber Washington, LLC, a Washington limited liability company (collectively, “Kuber”), pursuant to which RRI agreed to sell certain assets related to 17 company-owned Red Robin restaurants located in Oregon and Washington, and Kuber agreed to assume certain liabilities related to those restaurants, for an aggregate purchase price of $10.0 million in cash, subject to customary adjustments (the “Kuber Transaction,” and together with the Op Burgers Transaction, the “Transactions”). The Kuber Transaction is subject to customary due diligence and customary closing conditions, including the receipt of required landlord consents, the transfer of applicable liquor licenses, and the receipt of any required lender consent. RRI is targeting completion on or about August 28, 2026, subject to an outside closing date of October 2, 2026. Upon closing, Kuber will operate the restaurants as franchised Red Robin locations pursuant to long-term franchise agreements to be entered into between RRI and Kuber at closing.

General

The Asset Purchase Agreements contain customary representations, warranties, and covenants of the parties, as well as customary indemnification provisions. Each Asset Purchase Agreement also includes certain termination rights, including the right of either party to terminate if closing has not occurred by the applicable outside closing date. The Company intends to use the net proceeds from the Transactions to reduce outstanding indebtedness.

The foregoing descriptions of the Asset Purchase Agreements and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Op Burgers APA, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and the full text of the Kuber APA, which is filed as Exhibit 2.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

ITEM 7.01. Regulation FD Disclosure.

On June 15, 2026, the Company issued a press release announcing the Transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The information in this Item 7.01, including the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Forward-looking statements in this Current Report on Form 8-K regarding the Transactions, including the anticipated timing and completion of the Transactions; the Company’s intended use of proceeds; the operation of the restaurants as franchised locations following closing; and all other statements that are not historical facts are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “could,” “should,” “will,” “outlook,” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially

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from those described in the statements, including but not limited to the following: the possibility that conditions to the closing of one or both of the Transactions are not satisfied on a timely basis or at all; the possibility of changes in the anticipated timing for closing the Transactions; the Company’s ability to successfully complete tactical refranchising initiatives and on favorable terms; the possibility that the Company may not fully realize the projected benefits of the Transactions, including the anticipated amount and use of proceeds; business disruption during the pendency of or following the Transactions; the impact of the Transactions on the Company’s relationships with employees, franchisees, suppliers, landlords, and other third parties; the ability to extend or refinance maturing indebtedness; the adequacy of cash flows and the cost and availability of capital or credit facility borrowings; the ability to service debt and comply with credit facility covenants; costs associated with lease obligations, including potential contingent lease liability; changes in consumer behavior or preference; geographic concentration in the Western United States; and actions taken by franchisees that could harm the Company’s business or reputation. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements and risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Asset Purchase Agreement, dated as of June 11, 2026, by and between Red Robin International, Inc. and Op Burgers, LLC
2.2*	Asset Purchase Agreement, dated as of June 11, 2026, by and between Red Robin International, Inc. and Kuber Oregon, LLC and Kuber Washington, LLC
99.1	Press Release, dated June 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC.

Date: June 15, 2026

By:	/s/ Mark Graff
Name:	Mark Graff
Title:	Chief Financial Officer

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